Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)

MUFG Securities Americas Inc.

Barclays Capital Inc.

BofA Securities, Inc.

Deutsche Bank Securities Inc.
(together, the “Specified Parties”)

Re: Honda Auto Receivables 2024-1 Owner Trust – Data File and XML File Procedures We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “2024-1 UWR01 B303 Nov2023 2-5B Reg ABII Short List 122123.txt,” provided by the Company on December 21, 2023, containing information on 113,324 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of November 30, 2023 (the “Data File”), and

(ii)	an electronic data file entitled “HAROT 2024-1 B303 Honda_ex102_Nov2023_Initial 2-5Bln.csv,” provided by the Company on January 11, 2024, containing information on the Receivables as of November 30, 2023 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2024-1 Owner Trust.

The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means November 30, 2023.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or DMV that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions

First Payment Date	Installment Sale Contract

Attribute	Receivable File/Data File Instructions

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions

Origination Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Original Maturity Date	Installment Sale Contract and Data File Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems, and Data File Instructions

Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems, and Data File Instructions

Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 113,324 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Origination Date	Installment Sale Contract and XML File Instructions

First Payment Date	Installment Sale Contract and XML File Instructions

Maturity Date	Installment Sale Contract and XML File Instructions

Original Loan Term	Installment Sale Contract and XML File Instructions

Grace Period Number	Installment Sale Contract and XML File Instructions

Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions

Current Delinquency Status	“Delinquency Summary” screen shot showing effective date December 1, 2023, “Payment History” screen shot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 113,324 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
January 29, 2024

Exhibit A

The Selected Receivables

Selected Receivable Number Receiva	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20241001	60	20241060	119	20241119	178	20241178	237	20241237
2	20241002	61	20241061	120	20241120	179	20241179	238	20241238
3	20241003	62	20241062	121	20241121	180	20241180	239	20241239
4	20241004	63	20241063	122	20241122	181	20241181	240	20241240
5	20241005	64	20241064	123	20241123	182	20241182	241	20241241
6	20241006	65	20241065	124	20241124	183	20241183	242	20241242
7	20241007	66	20241066	125	20241125	184	20241184	243	20241243
8	20241008	67	20241067	126	20241126	185	20241185	244	20241244
9	20241009	68	20241068	127	20241127	186	20241186	245	20241245
10	20241010	69	20241069	128	20241128	187	20241187	246	20241246
11	20241011	70	20241070	129	20241129	188	20241188	247	20241247
12	20241012	71	20241071	130	20241130	189	20241189	248	20241248
13	20241013	72	20241072	131	20241131	190	20241190	249	20241249
14	20241014	73	20241073	132	20241132	191	20241191	250	20241250
15	20241015	74	20241074	133	20241133	192	20241192	251	20241251
16	20241016	75	20241075	134	20241134	193	20241193	252	20241252
17	20241017	76	20241076	135	20241135	194	20241194	253	20241253
18	20241018	77	20241077	136	20241136	195	20241195	254	20241254
19	20241019	78	20241078	137	20241137	196	20241196	255	20241255
20	20241020	79	20241079	138	20241138	197	20241197	256	20241256
21	20241021	80	20241080	139	20241139	198	20241198	257	20241257
22	20241022	81	20241081	140	20241140	199	20241199	258	20241258
23	20241023	82	20241082	141	20241141	200	20241200	259	20241259
24	20241024	83	20241083	142	20241142	201	20241201	260	20241260
25	20241025	84	20241084	143	20241143	202	20241202	261	20241261
26	20241026	85	20241085	144	20241144	203	20241203	262	20241262
27	20241027	86	20241086	145	20241145	204	20241204	263	20241263
28	20241028	87	20241087	146	20241146	205	20241205	264	20241264
29	20241029	88	20241088	147	20241147	206	20241206	265	20241265
30	20241030	89	20241089	148	20241148	207	20241207	266	20241266
31	20241031	90	20241090	149	20241149	208	20241208	267	20241267
32	20241032	91	20241091	150	20241150	209	20241209	268	20241268
33	20241033	92	20241092	151	20241151	210	20241210	269	20241269
34	20241034	93	20241093	152	20241152	211	20241211	270	20241270
35	20241035	94	20241094	153	20241153	212	20241212	271	20241271
36	20241036	95	20241095	154	20241154	213	20241213	272	20241272
37	20241037	96	20241096	155	20241155	214	20241214	273	20241273
38	20241038	97	20241097	156	20241156	215	20241215	274	20241274
39	20241039	98	20241098	157	20241157	216	20241216	275	20241275
40	20241040	99	20241099	158	20241158	217	20241217	276	20241276
41	20241041	100	20241100	159	20241159	218	20241218	277	20241277
42	20241042	101	20241101	160	20241160	219	20241219	278	20241278
43	20241043	102	20241102	161	20241161	220	20241220	279	20241279
44	20241044	103	20241103	162	20241162	221	20241221	280	20241280
45	20241045	104	20241104	163	20241163	222	20241222	281	20241281
46	20241046	105	20241105	164	20241164	223	20241223	282	20241282
47	20241047	106	20241106	165	20241165	224	20241224	283	20241283
48	20241048	107	20241107	166	20241166	225	20241225	284	20241284
49	20241049	108	20241108	167	20241167	226	20241226	285	20241285
50	20241050	109	20241109	168	20241168	227	20241227	286	20241286
51	20241051	110	20241110	169	20241169	228	20241228	287	20241287
52	20241052	111	20241111	170	20241170	229	20241229
53	20241053	112	20241112	171	20241171	230	20241230
54	20241054	113	20241113	172	20241172	231	20241231
55	20241055	114	20241114	173	20241173	232	20241232
56	20241056	115	20241115	174	20241174	233	20241233
57	20241057	116	20241116	175	20241175	234	20241234
58	20241058	117	20241117	176	20241176	235	20241235
59	20241059	118	20241118	177	20241177	236	20241236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B

Data File Instructions

Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)

In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed APR to the APR in the Data File.

New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider Simple Interest to be the only Loan Type available in AHFC Systems.
Origination Date	In the event the Installment Sale Contract was signed by the buyer and co-buyer on different dates, compare the Origination Date to the date stated in the “Contract Date” field on the “Contract Information” screen shot from AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

Exhibit C

XML File Instructions

Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit C (cont’d)
XML File Instructions

Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screen shot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.